________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 6, 1994

                            ------------------------
                           THE COOPER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

                            ------------------------

   DELAWARE                      1-8597                 94-2657368
(State or other             (Commission File           (IRS Employer
jurisdiction of                  Number)            Identification No.)
incorporation)

            ONE BRIDGE PLAZA, 6TH FLOOR, FORT LEE, NEW JERSEY 07024
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 585-5100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)
________________________________________________________________________________

ITEM 5. OTHER EVENTS.

     On January 7, 1994, The Cooper Companies, Inc. (the 'Company') announced that it had accepted for payment and exchange, on a pro rata basis, $30,000,000 principal amount of its 10 5/8% Convertible Subordinated Reset Debentures due 2005, pursuant to the terms of its exchange offer and consent solicitation which expired at 5 p.m., New York City time, on January 6, 1994.

     The foregoing is qualified in its entirety by the text of the Company's press release dated January 7, 1994 which is filed as an exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

EXHIBIT
  NO.                                 DESCRIPTION
- --------  ---------------------------------------------------------------------------------------------------------
  99.1    Press Release dated January 7, 1994 of The Cooper Companies, Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE COOPER COMPANIES, INC.

                                          By: /s/ MARISA F. JACOBS
                                          Marisa F. Jacobs
                                          Secretary and
                                          Associate General Counsel

Date: January 7, 1994

                                 EXHIBIT INDEX

EXHIBIT                                                                           SEQUENTIALLY
  NO.                         DESCRIPTION                                         NUMBERED PAGE
- --------  ---------------------------------------------------  ---------------------------------------------------
  99.1    Press Release dated January 7, 1994 of The Cooper
          Companies, Inc.